UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 26, 2022
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The Vita Coco Company, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40950	11-3713156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 Park Avenue South
Seventh Floor
New York, New York 10003
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, include area code) (212) 206-0763
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COCO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2022, The Vita Coco Company, Inc. (the “Company”) announced that Kevin Benmoussa, the Company’s current Chief Financial Officer, Treasurer, principal financial officer and principal accounting officer, has resigned from all roles at the Company, effective August 31, 2022. In connection with a transition plan, on July 26, 2022, the Board of Directors (the “Board”) of the Company appointed Rowena Ricalde, the Company’s current Vice President, Global Accounting & Control, as Interim Chief Financial Officer, effective September 1, 2022. In this role, Ms. Ricalde will assume the responsibilities of the principal financial officer and principal accounting officer until the Company appoints a permanent replacement.

Ms. Ricalde, age 42, has served as the Company’s Vice President, Global Accounting & Control since January 2022. Previously, she served as the Company’s Chief Corporate Accountant since June 2021. Prior to joining the Company, Ms. Ricalde served in various finance and accounting roles at PVH Corp. from 2013 to 2021, including Vice President of Internal Reporting and Vice President of Corporate Accounting. She began her career in 2002 at Deloitte in the Audit and Assurance practice, ascending to Audit Senior Manager. Ms. Ricalde is an active CPA.

In connection with the appointment, Ms. Ricalde’s compensation during the time serving as Interim Chief Financial Officer will be: (i) an annual base salary of $268,000; (ii) a target annual performance bonus of 25% of base salary with overachievement potential up to 50% of base salary; and (iii) eligibility to receive an additional $20,000 bonus subject to certain time-based requirements. In connection with her appointment, Ms. Ricalde will also receive a one-time grant of restricted stock units with the fair market value of $150,000, which will vest in equal installments on each of the four anniversaries of the grant date, subject to her continued employment and pursuant to the Company’s 2021 Incentive Award Plan.

Mr. Ricalde does not have any family relationship with any director or executive officer of the Company, or person nominated or chosen by the Company to become a director or executive officer, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE VITA COCO COMPANY, INC.

Date: July 29, 2022	By:	/s/ Martin Roper
Name: Martin Roper
Title: Chief Executive Officer